**AMENDMENT TO SECURITY AGREEMENT**

This AMENDMENT (this "Amendment"), dated as of August 20, 2008, amends the Security Agreement, dated as of April 11, 2008 (the "Security Agreement"), granted jointly and severally by Morlex, Inc., and All Ad Acquisition, Inc. (individually and collectively, the "Debtor") to Iakona, Inc. (together with its successors and assigns, the "Secured Party"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Security Agreement.

**WHEREAS**, the Debtor entered into that certain Secured Promissory Note with the Secured Party (the "Original Note").

**WHEREAS**, the Debtor and the Secured Party adjusted the purchase price for the Secured Party's stock purchased by Debtor, and thus adjusted the Original Note by entering into the Amended and Restated Secured Promissory Note as of the date hereof (the "Amended Note").

**WHEREAS**, in connection with entering into the Amended Note, the Debtor and the Secured Party desire to amend the Security Agreement as set forth herein.

**NOW THEREFORE**, the parties hereto agree to the following:

1. Sections 4.5, 4.6 and 4.7 of the Security Agreement are hereby deleted in their entirety.

2. Article 16 of the Security Agreement is hereby amended to read in its entirety as follows:

"16. Subordination.

16.1 Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Secured Obligations granted on the Collateral hereunder or of any Liens securing the Senior Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or this Agreement or the Note or any defect or deficiencies in, or failure to perfect, any Liens securing the Senior Obligations or any other circumstance whatsoever, the Secured Party hereby agrees that:

(a) the payment of any and all of the Secured Obligations shall be subordinated and subject in right and time of payment to the prior indefeasible payment and performance in full of all Senior Obligations, provided that, unless a default or an event of default has occurred and is continuing under any Senior Obligations, the Secured Party shall not be required to agree to suspend any payments due under the Note (provided that, in the event that such forbearance is requested by a lender under the Senior Obligations, the Secured Party shall consider such request

promptly and in good faith and shall agree to customary terms of any proposed intercreditor agreement);

(b) any Lien on the Collateral securing any Senior Obligations held by or on behalf of any holder of Senior Indebtedness or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing the Secured Obligations; and

(c) any Lien on the Collateral securing any Secured Obligations now or hereafter held by or on behalf of the Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Senior Obligations. All Liens on the Collateral securing any Senior Obligations, whenever arising, shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Secured Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Debtor.

16.2 By virtue of accepting this Agreement and the benefits hereof, the Secured Party hereby waives any and all notice of incurrence, extension, advance, renewal or accrual of any Senior Indebtedness, present or future, and agrees and consents that without notice to or consent of the Secured Party: (i) the obligations and liabilities of the Debtor or any other party or parties under Senior Indebtedness may, from time to time, in whole or in part, be renewed, refinanced, replaced, extended, refunded, modified, amended, accelerated, compromised, supplemented, terminated, increased, decreased, sold, exchanged, waived or released; (ii) the holders of Senior Indebtedness and their representatives may exercise or refrain from exercising any right, remedy or power granted by any document creating, evidencing or otherwise related to the Senior Indebtedness or at law, in equity, or otherwise, with respect to the Senior Indebtedness or in connection with any collateral security or lien (legal or equitable) held, given or intended to be given therefor (including, without limitation, the right to perfect any lien or security interest created in connection therewith); (iii) any and all collateral security and/or liens (legal or equitable) at any time, present or future, held, given or intended to be given for Senior Indebtedness, and any rights or remedies of the holders of Senior Indebtedness and their representatives in respect thereof, may, from time to time, in whole or in part, be exchanged, sold, surrendered, released, modified, perfected, unperfected, waived or extended by the holders and their representatives; (iv) any balance or balances of funds with any holder of Senior Indebtedness at any time standing to the credit of the Debtor or any guarantor of any Senior Indebtedness may, from time to time, in whole or in part, be surrendered or released, all as the holders of Senior Indebtedness, their representatives or any of them may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination to Senior Indebtedness provided for herein; and (v) the Debtor may incur any amount or type of Senior Indebtedness (including Senior Indebtedness owed to affiliates), or modify, restate, refinance, replace or amend any Senior Indebtedness from time to time, on terms and conditions acceptable to the Debtor.

16.3 The Secured Party agrees that at any time and from time to time upon the written request of the Debtor, the Secured Party will at its expense execute and deliver such further

agreements, documents and instruments and do such further acts and make such authorizations as the Debtor or any holder of Senior Indebtedness may reasonably request in order to evidence, confirm and otherwise effectuate the provisions set forth in this Section 16, including, without limitation, amending any financing or continuation statements under the UCC or entering into any intercreditor agreement or subordination agreement or any amendment to this Agreement or the Note, as may be required by any holder of Senior Indebtedness, provided that, unless a default or an event of default has occurred and is continuing under any Senior Obligation, the Secured Party shall not be required to agree to suspend any payments due under the Note (provided that, in the event that such forbearance is requested by a lender under the Senior Obligations, the Secured Party shall consider such request promptly and in good faith and shall agree to customary terms of any proposed intercreditor agreement)."

3. Miscellaneous.

(a) Construction; Ratification. Each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment. The Security Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms as amended by this Amendment.

(b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

(c) Counterparts. This Amendment may be executed in any number of counterparts, all of which, when taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed via facsimile or any other electronic means.

* * * * *

IN WITNESS WHEREOF, the Debtor has executed and delivered this Amendment as of the date first written above.

MORLEX, INC.

By: ______________________________
Name: Richard J. Berman
Title: Chief Executive Officer

ALL AD ACQUISITION, INC.

By: ______________________________
Name: Richard J. Berman
Title: President

ACCEPTED AND AGREED:

IAKONA, INC.

By: ______________________________
Name: Jason J. Kulpa
Title: President

IN WITNESS WHEREOF, the Debtor has executed and delivered this Amendment as of the date first written above.

MORLEX, INC.

By: ______________________

Name: Richard J. Berman
Title: Chief Executive Officer

ALL AD ACQUISITION, INC.

By: ______________________

Name: Richard J. Berman
Title: President

ACCEPTED AND AGREED:

IAKONA, INC.

By: ______________________

Name: Jason J. Kulpa
Title: President